Goodwill and Other Intangibles Assets	12 Months Ended
Dec. 31, 2011
Goodwill and Other Intangible Assets [Abstract]
Goodwill and Other Intangible Assets

NOTE 6. GOODWILL AND OTHER INTANGIBLE ASSETS

December 31 (In millions)	2011	2010

Goodwill	$27,230	$27,508

Other intangible assets
Intangible assets subject to amortization	$1,546	$1,883

Changes in goodwill balances follow.

	2011				2010
			Dispositions,					Dispositions,
			currency					currency
	Balance at		exchange	Balance at	Balance at			exchange	Balance at
(In millions)	January 1	Acquisitions	and other	December 31	January 1		Acquisitions	and other	December 31

CLL	$13,893	$6	$(154)	$13,745	$14,053	(a)	$19	$(179)	$13,893
Consumer	10,817	0	(42)	10,775	10,864	(a)	0	(47)	10,817
Real Estate	1,089	0	(88)	1,001	1,189		0	(100)	1,089
Energy Financial
Services	1,562	0	0	1,562	2,119		0	(557)	1,562
GECAS	147	0	0	147	157		0	(10)	147
Total	$27,508	$6	$(284)	$27,230	$28,382		$19	$(893)	$27,508

(a)       Reflected the transfer of the Consumer Business in Italy during the first quarter of 2010 from Consumer to CLL, resulting in a related movement of beginning goodwill balance of $18 million.

Upon closing an acquisition, we estimate the fair values of assets and liabilities acquired and consolidate the acquisition as quickly as possible. Given the time it takes to obtain pertinent information to finalize the acquired company's balance sheet, then to adjust the acquired company's accounting policies, procedures, and books and records to our standards, it is often several quarters before we are able to finalize those initial fair value estimates. Accordingly, it is not uncommon for our initial estimates to be subsequently revised.

Goodwill balances decreased $278 million during 2011, primarily as a result of dispositions ($216 million) and the stronger U.S. dollar ($89 million). Our reporting units and related goodwill balances are CLL ($13,745 million), Consumer ($10,775 million), Real Estate ($1,001 million), Energy Financial Services ($1,562 million) and GECAS ($147 million) at December 31, 2011.

Goodwill balances decreased $874 million during 2010, primarily as a result of the deconsolidation of Regency Energy Partners L.P. (Regency) ($557 million) and the stronger U.S. dollar ($125 million), partially offset by goodwill related to new acquisitions ($19 million).

On May 26, 2010, we sold our general partnership interest in Regency, a midstream natural gas services provider, and retained a 21% limited partnership interest. This resulted in the deconsolidation of Regency and the remeasurement of our limited partnership interest to fair value. We recorded a pre-tax gain of $119 million, which is reported in revenues from services.

On June 25, 2009, we increased our ownership in BAC from 49.99% to 75% for a purchase price of $623 million following the terms of our 2006 investment agreement (BAC Investment Agreement) with the then controlling shareholder. At that time, we remeasured our previously held equity investment to fair value, resulting in a pre-tax gain of $343 million. This transaction required us to consolidate BAC, which was previously accounted for under the equity method.

We test goodwill for impairment annually and more frequently if circumstances warrant. We determine fair values for each of the reporting units using an income approach. When available and appropriate, we use comparative market multiples to corroborate discounted cash flow results. For purposes of the income approach, fair value is determined based on the present value of estimated future cash flows, discounted at an appropriate risk-adjusted rate. We use our internal forecasts to estimate future cash flows and include an estimate of long-term future growth rates based on our most recent views of the long-term outlook for each business. Actual results may differ from those assumed in our forecasts. We derive our discount rates using a capital asset pricing model and analyzing published rates for industries relevant to our reporting units to estimate the cost of equity financing. We use discount rates that are commensurate with the risks and uncertainty inherent in the respective businesses and in our internally developed forecasts. Discount rates used in our reporting unit valuations ranged from 11.0% to 13.75%. Valuations using the market approach reflect prices and other relevant observable information generated by market transactions involving comparable businesses.

Compared to the market approach, the income approach more closely aligns each reporting unit valuation to our business profile, including geographic markets served and product offerings. Required rates of return, along with uncertainty inherent in the forecasts of future cash flows, are reflected in the selection of the discount rate. Equally important, under this approach, reasonably likely scenarios and associated sensitivities can be developed for alternative future states that may not be reflected in an observable market price. A market approach allows for comparison to actual market transactions and multiples. It can be somewhat more limited in its application because the population of potential comparables is often limited to publicly-traded companies where the characteristics of the comparative business and ours can be significantly different, market data is usually not available for divisions within larger conglomerates or non-public subsidiaries that could otherwise qualify as comparable, and the specific circumstances surrounding a market transaction (e.g., synergies between the parties, terms and conditions of the transaction, etc.) may be different or irrelevant with respect to our business. It can also be difficult, under certain market conditions, to identify orderly transactions between market participants in similar businesses. We assess the valuation methodology based upon the relevance and availability of the data at the time we perform the valuation and weight the methodologies appropriately.

We performed our annual impairment test of goodwill for all of our reporting units in the third quarter using data as of July 1, 2011. The impairment test consists of two steps: in step one, the carrying value of the reporting unit is compared with its fair value; in step two, which is applied when the carrying value is more than its fair value, the amount of goodwill impairment, if any, is derived by deducting the fair value of the reporting unit's assets and liabilities from the fair value of its equity, and comparing that amount with the carrying amount of goodwill. In performing the valuations, we used cash flows that reflected management's forecasts and discount rates that included risk adjustments consistent with the current market conditions. Based on the results of our step one testing, the fair values of each of the CLL, Consumer, Energy Financial Services and GECAS reporting units exceeded their carrying values; therefore, the second step of the impairment test was not required to be performed and no goodwill impairment was recognized.

Our Real Estate reporting unit had a goodwill balance of $1,001 million at December 31, 2011. As of July 1, 2011, the carrying amount exceeded the estimated fair value of our Real Estate reporting unit by approximately $0.7 billion. The estimated fair value of the Real Estate reporting unit is based on a number of assumptions about future business performance and investment, including loss estimates for the existing finance receivable and investment portfolio, new debt origination volume and margins, and stabilization of the real estate market allowing for sales of real estate investments at normalized margins. Our assumed discount rate was 11.25% and was derived by applying a capital asset pricing model and corroborated using equity analyst research reports and implied cost of equity based on forecasted price to earnings per share multiples for similar companies. Given the volatility and uncertainty in the current commercial real estate environment, there is uncertainty about a number of assumptions upon which the estimated fair value is based. Different loss estimates for the existing portfolio, changes in the new debt origination volume and margin assumptions, changes in the expected pace of the commercial real estate market recovery, or changes in the equity return expectation of market participants may result in changes in the estimated fair value of the Real Estate reporting unit.

Based on the results of the step one testing, we performed the second step of the impairment test described above as of July 1, 2011. Based on the results of the second step analysis for the Real Estate reporting unit, the estimated implied fair value of goodwill exceeded the carrying value of goodwill by approximately $3.9 billion. Accordingly, no goodwill impairment was required. In the second step, unrealized losses in an entity's assets have the effect of increasing the estimated implied fair value of goodwill. The results of the second step analysis were attributable to several factors. The primary driver was the excess of the carrying value over the estimated fair value of our Real Estate Equity Investments, which approximated $4.1 billion at that time. Other drivers for the favorable outcome include the unrealized losses in the Real Estate finance receivable portfolio and the fair value premium on the Real Estate reporting unit allocated debt. The results of the second step analysis are highly sensitive to these measurements, as well as the key assumptions used in determining the estimated fair value of the Real Estate reporting unit.

Estimating the fair value of reporting units requires the use of estimates and significant judgments that are based on a number of factors including actual operating results. If current conditions persist longer or deteriorate further than expected, it is reasonably possible that the judgments and estimates described above could change in future periods.

Intangible Assets Subject to Amortization

	2011			2010
	Gross			Gross
	carrying	Accumulated		carrying	Accumulated
December 31 (In millions)	amount	amortization	Net	amount	amortization	Net

Customer-related	$1,186	$(697)	$489	$1,112	$(588)	$524
Patents, licenses and trademarks	250	(208)	42	599	(532)	67
Capitalized software	2,048	(1,597)	451	2,026	(1,528)	498
Lease valuations	1,470	(944)	526	1,646	(917)	729
Present value of future profits(a)	491	(491)	0	461	(461)	0
All other	327	(289)	38	333	(268)	65
Total	$5,772	$(4,226)	$1,546	$6,177	$(4,294)	$1,883

(a)       Balance at December 31, 2011 and December 31, 2010 reflects an adjustment of $391 million and $423 million, respectively, to the present value of future profits in our run-off insurance operations to reflect the effects that would have been recognized had the related unrealized investment securities holding gains and losses actually been realized in accordance with ASC 320-10-S99-2.

During 2011, we recorded additions to intangible assets subject to amortization of $231 million. The components of finite-lived intangible assets acquired during 2011 and their respective weighted-average amortizable period are: $136 million – Capitalized software (4.5 years) and $95 million – Customer-related (5.9 years).

Amortization expense related to intangible assets was $566 million, $653 million and $905 million for 2011, 2010 and 2009, respectively, and is recorded in the caption “Operating and administrative” in the Statement of Earnings. We estimate annual pre-tax amortization for intangible assets over the next five calendar years to be as follows: 2012 - $410 million; 2013 - $324 million; 2014 - $235 million; 2015 - $163 million; and 2016 - $137 million.